UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2017

CAROLINA FINANCIAL CORPORATION

(Exact Name of Registrant As Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-10897	57-1039673
(Commission File Number)	(I.R.S. Employer Identification No.)

288 Meeting Street, Charleston, South Carolina	29401
(Address of Principal Executive Offices)	(Zip Code)

(843) 723-7700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01 Completion of Acquisition or Disposition of Assets.

Effective November 1, 2017, Carolina Financial Corporation (“Carolina Financial”), the holding company for CresCom Bank, completed its previously announced merger with First South Bancorp, Inc. (“First South”), the holding company for First South Bank, pursuant to the Agreement and Plan of Merger and Reorganization, dated as of June 9, 2017, between Carolina Financial and First South (the “Merger Agreement”). At closing, First South merged with and into Carolina Financial, with Carolina Financial as the surviving corporation, and First South Bank, a North Carolina state bank, also merged with and into CresCom Bank, a South Carolina state bank, with CresCom Bank surviving the merger. CresCom Bank will operate the former offices of First South Bank under the name “First South Bank” until the data processing system conversion, which is currently expected to occur in March 2018.

Under the terms of the Merger Agreement, each outstanding share of First South common stock was converted into the right to receive 0.5064 shares of Carolina Financial common stock. Consequently, Carolina Financial issued 4,822,809 shares of common stock and a nominal amount of cash for fractional shares to former shareholders of First South. Materials instructing the former shareholders of First South on the procedures to surrender certificates representing shares of First South common stock for the merger consideration they are entitled to receive will be mailed during the week of November 6, 2017.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference as Exhibit 2.1.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the merger of First South with and into Carolina Financial, pursuant to a First Supplemental Indenture, dated November 1, 2017, by and between Carolina Financial, First South, and The Bank of New York Mellon, as Trustee, the Company assumed all of First South’s obligations with respect to its outstanding trust preferred securities, including $10.3 million of junior subordinated debentures due 2033, related to First South Preferred Trust I, an unconsolidated Delaware statutory trust, with a restructured fixed interest rate of 4.97%. Effective December 30, 2014, First South swapped the original floating interest rate on the debentures to a fixed rate of 5.54% for the ensuing five year period in order to provide First South with protection in a rising interest rate environment. During 2016, First South restructured the terms of this swap to lower the fixed rate to 4.97% and to extend its maturity to December 30, 2024.

The transaction documents governing the trust preferred securities, including the supplemental indenture and the original indenture, have not been filed herewith pursuant to Item 601(b)(4)(v) of Regulation S-K under the Securities Act of 1933, as amended. Carolina Financial agrees to furnish a copy of such transaction documents to the Securities and Exchange Commission upon request.

ITEM 3.03 Material Modifications to Rights of Security Holders.

The information set forth under Item 2.03 is incorporated herein by reference.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Under the Merger Agreement, effective November 2, 2017, Carolina Financial’s board of directors increased the size of the board from 12 to 14 directors and appointed two former directors of First South, Frederick N. Holscher and Lindsey A. Crisp, as Class III and Class II directors, respectively, to fill the resulting vacancies on the board. Mr. Holscher and Mr. Crisp will also be nominated as board nominees for election by the stockholders to the Carolina Financial board of directors at the next annual meeting of the stockholders of Carolina Financial at which their respective classes of directors are nominated for re-election. No committee assignments have been made yet for Mr. Holscher or Mr. Crisp.

Mr. Holscher and Mr. Crisp will receive compensation as outside directors consistent with Carolina Financial’s standard compensation practices for outside directors. A description of Carolina Financial’s standard compensation practices for outside directors can be found in the section titled “Director Compensation” in Carolina Financial’s definitive proxy statement in connection with its 2017 annual meeting of stockholders filed March 20, 2017.

As disclosed in Carolina Financial’s Current Report on Form 8-K filed June 15, 2017, each of the former directors and executive officers of First South, including Mr. Holscher and Mr. Crisp, also executed a support agreement with Carolina Financial pursuant to which, among other things, such director or officer agreed to vote all of his or her shares of First South common stock in favor of the merger and against alternative transactions and not to sell or transfer his or her shares of First South common stock prior to consummation of the merger. Additionally, each former director of First South, including Mr. Holscher and Mr. Crisp, executed a non-competition agreement with Carolina Financial. The forms of such agreements were included as Exhibits B and C to the Merger Agreement.

ITEM 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of First South as of December 31, 2016 and December 31, 2015 and for the years ended December 31, 2016, 2015, and 2014, the report of independent registered public accounting firm thereon, as well as the accompanying notes thereto, are filed as Exhibit 99.1.

The unaudited consolidated financial statements of First South as of June 30, 2017 and for the three and six months ended June 30, 2017 and June 30, 2016, as well as the accompanying notes thereto, are filed as Exhibit 99.2.

(b)	Pro Forma Financial Information.

Unaudited pro forma condensed combined financial statements of Carolina Financial and First South as of June 30, 2017, for the six months ended June 30, 2017, and as of and for the year ended December 31, 2016, are filed as Exhibit 99.3.

(d)	Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger and Reorganization, dated June 9, 2017, by and between Carolina Financial Corporation and First South Bancorp, Inc. (incorporated by reference to Exhibit 2.1 to Carolina Financial’s Form 8-K filed on June 15, 2017).

23.1	Consent of Cherry Bekaert LLP.

99.1	Audited Consolidated Financial Statements of First South as of December 31, 2016 and December 31, 2015 and for the Years Ended December 31, 2016, 2015, and 2014, the Report of Independent Registered Public Accounting Firm thereon, as well as the accompanying Notes thereto (incorporated by reference to First South’s Annual Report on Form 10-K filed on March 15, 2017).

99.2	Unaudited Consolidated Financial Statements of First South as of June 30, 2017 and for the Three and Six Months Ended June 30, 2017 and June 30, 2016, as well as the accompanying Notes thereto (incorporated by reference to First South’s Quarterly Report on Form 10-Q filed on August 8, 2017).

99.3	Unaudited Pro Forma Condensed Combined Financial Statements of Carolina Financial and First South as of June 30, 2017, for the Six Months Ended June 30, 2017, and for the Year Ended December 31, 2016 (incorporated by reference to Carolina Financial’s Registration Statement on Form S-4 (File No. 333-219886) filed on August 10, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAROLINA FINANCIAL CORPORATION,
Registrant

By:	/s/ William A. Gehman, III
Name:	William A. Gehman, III
Title:	Chief Financial Officer

Dated: November 3, 2017